Exhibit 99.7

ABACUS RESOURCE MANAGEMENT COMPANY

FINANCIAL STATEMENTS

For the Year Ended December 31, 2013

1

CONTENTS

Page

INDEPENDENT AUDITOR’S REPORT	1 - 2

FINANCIAL STATEMENTS

BALANCE SHEET	3 - 4

STATEMENT OF INCOME	5

STATEMENT OF RETAINED EARNINGS	6

STATEMENT OF CASH FLOWS	7

NOTES TO FINANCIAL STATEMENTS	8 - 12

INDEPENDENT AUDITOR’S REPORT

To the Stockholders

Abacus Resource Management Company

Report on the Financial Statements

We have audited the accompanying financial statements of Abacus Resource Management Company (a Corporation), which comprise the balance sheet as of December 31, 2013, and the related statements of income, retained earnings and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Abacus Resource Management Company as of December 31, 2013, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Kent, Kuykendall & Co., P.C.

/s/ Kent, Kuykendall & Co., P.C.

December 26, 2014

ABACUS RESOURCE MANAGEMENT COMPANY

BALANCE SHEET

December 31, 2013

ASSETS

CURRENT ASSETS
Cash in checking	$666,454
Accounts receivable - trade	494,469
Retention receivable	346,964
Costs and estimated earnings in excess of billings on uncompleted contracts	197,815

TOTAL CURRENT ASSETS	1,705,702

PROPERTY AND EQUIPMENT, at cost
Equipment	92,615
Furniture and fixtures	23,666
Office and computer equipment	23,510
Vehicles	164,355
304,146
Less accumulated depreciation	(117,632)

TOTAL PROPERTY AND EQUIPMENT	186,514

OTHER ASSETS
Deposits	4,602

TOTAL ASSETS	$1,896,818

Continued on next page.

The accompanying notes are an integral part of these financial statements.

ABACUS RESOURCE MANAGEMENT COMPANY

BALANCE SHEET (Continued)

December 31, 2013

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable - trade	$511,645
Retention payable	139,097
Billings in excess of costs and estimated earnings on uncompleted contracts	135,978
Sales tax payable	907
Current maturities of long-term debt	24,789

TOTAL CURRENT LIABILITIES	812,416

LONG-TERM LIABILITIES
Notes payable - stockholders	40,000
Long-term debt, net of current maturities	66,650

TOTAL LONG-TERM LIABILITIES	106,650

TOTAL LIABILITIES	919,066

STOCKHOLDERS’ EQUITY
Common stock, no par value, 2,000 shares authorized and issued	2,000
Retained earnings	975,752

TOTAL STOCKHOLDERS’ EQUITY	977,752

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,896,818

The accompanying notes are an integral part of these financial statements.

ABACUS RESOURCE MANAGEMENT COMPANY

STATEMENT OF INCOME

For the Year Ended December 31, 2013

	Amount	Percent

CONTRACT REVENUES	$8,732,495	100.0%

CONTRACT COSTS
Subcontractors	6,114,545	70.1
Labor	605,081	6.9
Materials and equipment	9,821	0.1
Construction bond fees	112,505	1.3
Travel	36,628	0.4
TOTAL CONTRACT COSTS	6,878,580	78.8

GROSS PROFIT FROM CONTRACTS	1,853,915	21.2

GENERAL AND ADMINISTRATIVE EXPENSES
Auto expense	38,932	0.4
Business development and warranty	8,686	0.1
Rent	91,407	1.0
Office expense	15,593	0.2
Insurance and bonds	25,169	0.3
Payroll expenses	560,659	6.4
Taxes - other	40,377	0.5
Telephone and internet	19,892	0.2
Travel	9,365	0.1
Depreciation	60,065	0.7
Professional services	33,777	0.4
Business meals and entertainment	6,060	0.1
Computer expenses	24,048	0.3
Dues and subscriptions	1,718	—
Licenses and permits	1,263	—
Small equipment	6,440	0.1
Advertising	10,955	0.1
Utilities	3,800	—
Miscellaneous	5,415	0.1
TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	963,621	11.0

TOTAL OPERATING INCOME	890,294	10.2

OTHER INCOME (EXPENSE)
Interest income	70	—
Interest expense	(3,771)	(0.1)
Loss on disposal of fixed assets	(2,893)	—
TOTAL OTHER INCOME (EXPENSE)	(6,594)	(0.1)

NET INCOME	$883,700	10.1%

The accompanying notes are an integral part of these financial statements.

ABACUS RESOURCE MANAGEMENT COMPANY

STATEMENT OF RETAINED EARNINGS

For the Year Ended December 31, 2013

RETAINED EARNINGS JANUARY 1, 2013	$1,091,132

NET INCOME FOR PERIOD	883,700

STOCKHOLDERS’ DISTRIBUTIONS	(999,080)

RETAINED EARNINGS DECEMBER 31, 2013	$975,752

The accompanying notes are an integral part of these financial statements.

ABACUS RESOURCE MANAGEMENT COMPANY

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$883,700
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	60,065
Loss on disposal of property and equipment	2,894
Decrease in accounts receivable	35,571
Increase in retention receivable	(1,504)
Decrease in costs and estimated earnings in excess of billings on uncompleted contracts	47,467
Decrease in accounts payable	(70,802)
Increase in retention payable	23,138
Increase in billings in excess of costs and estimated earnings on uncompleted contracts	32,272
Decrease in sales tax payable	(29,279)

NET CASH PROVIDED BY OPERATING ACTIVITIES	983,522

CASH FLOWS FROM INVESTING ACTIVITIES
Decrease in certificates of deposit	100,050
Purchase of property and equipment	(42,540)

NET CASH PROVIDED BY INVESTING ACTIVITIES	57,510

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt	35,841
Payments on long-term debt	(44,148)
Stockholders’ distributions	(999,080)

NET CASH USED BY FINANCING ACTIVITIES	(1,007,387)

NET INCREASE IN CASH AND CASH EQUIVALENTS	33,645

CASH AND CASH EQUIVALENTS, beginning	632,809

CASH AND CASH EQUIVALENTS, ending	$666,454

The accompanying notes are an integral part of these financial statements.

ABACUS RESOURCE MANAGEMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2013

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Abacus Resource Management Company (ARMCO) is a full-service energy services company founded in 1986. ARMCO’s core business is identifying and implementing energy conservation projects for its clients throughout the Pacific Northwest.

Operating Cycle

Assets and liabilities related to long-term contracts are included in current assets and current liabilities in the accompanying balance sheets as they will be liquidated in the normal course of contract completion, although this may require more than one year.

Revenue and Cost Recognition on Construction Contracts

The Corporation recognizes revenues from construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total costs for each contract. This method is used because management considers total cost to be the best available measure of progress on the contracts.

Contract costs include all direct labor, material, subcontract costs, other direct costs and allocated indirect costs related to contract performance. Selling, general and administrative costs are charged to expense when incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Corporation considers cash and short-term investments with original maturities of three months or less to be cash equivalents.

The Corporation maintains all of its cash at one bank which, at times, is in excess of federally insured limits. Management monitors the soundness of this financial institution and feels the Corporation’s risk is negligible. The Corporation has not experienced any losses in such accounts.

Accounts Receivable

Accounts receivable have been recorded at full value with no provision for doubtful accounts. All accounts receivable are deemed collectible at December 31, 2013.

ABACUS RESOURCE MANAGEMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2013

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment are recorded at cost and include major expenditures which increase productivity or substantially increase useful lives.

Maintenance, repairs, and minor replacements are charged to expense when incurred. When equipment is sold or otherwise disposed of, the asset and related accumulated depreciation are removed from the accounts and any gain or loss is included in the statements of operations.

The cost of equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed using the straight-line method for financial reporting purposes. Estimated useful lives range from 3 to 5 years.

Advertising Costs

The Corporation expenses the cost of advertising as incurred. Total advertising costs expensed in 2013 were $10,955.

Income Taxes

Provisions for income taxes have not been provided because the stockholders elected to be treated as an S Corporation for income tax purposes. As such, the corporation income or loss and credits are passed to the stockholders and are combined with their other personal income and deductions to determine taxable income on their individual tax returns. In addition, accelerated depreciation methods are used for tax reporting purposes.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from these estimates. Management’s estimates and assumptions include, but are not limited to, estimates of contract revenue, costs and gross profit. Management’s estimates and assumptions are derived from and are continually evaluated based upon available information, judgment and experience.

Warranties

The Corporation provides a one-year warranty covering defects specific to its portion of contracts on construction projects. The warranty historically has not produced material costs; therefore, the Corporation does not accrue future estimated expense against current operations.

ABACUS RESOURCE MANAGEMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2013

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Compensated Absences

Employees of the Corporation are entitled to paid vacation and paid sick days depending on job classification, length of service, and other factors. It is not practicable for the Corporation to estimate the amount of compensation for future absences. Accordingly, no liability for compensated absences has been recorded in the accompanying financial statements. The Corporation’s policy is to recognize the costs of compensated absences when actually paid to employees.

NOTE 2 — COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs incurred on uncompleted contracts	$7,220,666
Estimated earnings	2,069,567
9,290,233
Less billings to date	(9,228,396)
$61,837
Included in the accompanying balance sheet under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$197,815

Billings in excess of costs and estimated earnings on uncompleted contracts	(135,978)
$61,837

NOTE 3 — LEASING ARRANGEMENTS

The Corporation conducts its operations from facilities that are leased under a 39-month operating lease that will expire on July 31, 2015. The current monthly rent is $4,602 with a rent concession of $594 per month through July 1, 2014.

The following is a schedule of future minimum rental payments required under the above operating lease as of December 31, 2013:

2014	$51,066
2015	32,214
$83,280

Total rent expense under all operating leases was $91,407 for 2013.

ABACUS RESOURCE MANAGEMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2013

NOTE 4 — LINE OF CREDIT

The Corporation has available a line of credit up to $500,000 with KeyBank National Association at an interest rate of prime plus 1.0%. The line is secured by all assets of the Corporation and the personal guarantees of the Corporation’s stockholders. At December 31, 2013, there was no balance due on the line of credit.

NOTE 5 — LONG-TERM DEBT

Long-term debt consists of the following:

		Current
	Total	Portion
Note payable to Toyota Motor Credit at $566.83 per month including interest at 3.99%. The note is secured by a 2008 Toyota Sequoia.	$16,159	$6,271

Note payable to Dodge Credit at $479.76 per month including interest at 5.75%. The note is secured by a 2011 Dodge Ram.	11,702	5,220

Note payable to TD Auto Finance at $652.44 per month including interest at 4.09%. The note is secured by a 2013 Dodge Charger.	27,737	6,822

Note payable to Chrysler Capital at $670.91 per month including interest at 4.59%. The note is secured by a 2014 Dodge Pickup.	35,841	6,476
	$91,439	$24,789

Principal payments due on long-term debt using these payment amounts for subsequent years are as follows:

2014	$24,789
2015	26,007
2016	18,884
2017	13,910
2018	7,849

$91,439

NOTE 6 — STOCKHOLDERS’ EQUITY

The Corporation has 2,000 shares of authorized and issued no par stock with a stated value of $1.00 per share.

ABACUS RESOURCE MANAGEMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2013

NOTE 7 — MAJOR CUSTOMERS AND RISK CONCENTRATIONS

Contract revenues consist primarily of contracts with public and non-profit entities located throughout Oregon and Washington.

Accounts receivable from one customer as of December 31, 2013 represents 68% of the total trade accounts receivable balance. The Corporation had three customers which made up approximately 79% of the contract revenues for the year ended December 31, 2013.

NOTE 8 — SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

The Corporation uses the indirect method for reporting cash flow.

Cash paid during the period for:

Interest	$3,771

Excise taxes	$150

NOTE 9 — SUBSEQUENT EVENTS

The Corporation has evaluated subsequent events through December 26, 2014, which is the date the financial statements were available to be issued.

As of the date of the financial statements, the Corporation was in ongoing negotiations for the sale of the entire Corporation.